Exhibit 99.1

          CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

               PURSUANT TO 18 U.S.C. SECTION 1350

         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Menderes Akdag, Chief Executive Officer (principal executive officer) of PetMed Express, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended September 30, 2002 (the "Report") of the Registrant, that:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                  By _/s/  Menderes Akdag__________
                                           Menderes Akdag

                                  Date: November 5, 2002